Building a Premier Oncology Biotech Dr. Helen Torley, President and CEO September 2018 Exhibit 99.1

Forward-Looking Statements All of the statements in this presentation that are not statements of historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of such statements include possible activity, benefits and attributes of PEGPH20, future product development and regulatory events and goals, anticipated clinical trial results and strategies, product collaborations, our business intentions and financial estimates and results, including projected revenue amounts. These statements are based upon management’s current plans and expectations and are subject to a number of risks and uncertainties which could cause actual results to differ materially from such statements. A discussion of the risks and uncertainties that can affect these statements is set forth in the Company’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission under the heading “Risk Factors.” The Company disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Two Engines for Growth

ENHANZE®	PEGPH20
Proven 'IV to Sub Q' Partnering Platform	Late Stage Oncology Asset
Fast-growing Revenue Stream	Near-term Phase 3 Data in Potential ~$1B Global Pancreas Indication
Potential ~$1B annual Royalty Revenue Projection in 2027 ~30% CAGR projected to 2027	Pan-tumor Potential

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ENHANZE®

Potential for Competitive Differentiation New Intellectual Property and Exclusivity Changing U.S. Reimbursement and Care Landscape Reduced Treatment Burden and Healthcare Costs ENHANZE® Offers Four Potential Paths for Differentiation and Value Creation for Partners 1 2 3 4

ENHANZE® High-Growth Potential Business Model

Bristol-Myers Squibb

Number of Targets	11
Upfront	$105M
Milestones/ target	$160M
Royalties	Mid-single digit average across all agreements

8 Agreements signed: Roche (Genentech), Baxalta, Pfizer, Janssen, Eli Lilly, Abbvie BMS and Alexion

50 Potential Targets in total

~$1B Lifetime Potential Milestones earnable from the 3 marketed products and 9 targets in development in 2018

Potential ~$1B Annual Royalty Revenue Projection in 2027

~30% CAGR projected to 2027

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ENHANZE® Target Overview 50% of all targets under contract are nominated Number of targets accessible through signed contracts 50 Nominated 25 Open 22 Discontinued 3 ~50% of nominated targets are marketed or will be in development in 2018 Marketed: 3 In development 2018: 9

Robust ENHANZE® Royalty Growth U.S. Launch Ex-U.S. Launch Ex-U.S. Launch Ex-U.S. Launch U.S. Launch1 1Quarterly reporting lag in 2017; revenue reflected in 2018 Guidance: Projected +25-30% Growth

ENHANZE®: ~$1B Royalty Revenue Potential in 2027


~$1 Billion
30%+ CAGR
2017
2027

Projection based on approved products and assumes global approval and launches for 7 additional products in multiple indications. Includes projections for subcutaneous versions of targets not currently approved or commercially available. Innovator revenues based on Bloomberg analyst projections, when available. Conversion rates based on Halozyme internal projections. Royalty revenue projection includes targets selected but not yet disclosed.

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Phase 1 ENHANZE® Development Pipeline Phase 3 ALXN1210 CD73 Undisclosed Partner Product/Target Undisclosed Undisclosed Undisclosed Undisclosed Perjeta/ Herceptin FDC Start Q3 2018 Start 2H 2018 Start 2H 2018 Start Q3 2018 Start Q3 2018 Phase 3 Study Ongoing Started 2017 Started 1Q 18 4 Phase 3 Studies, 2 Earlier Studies Ongoing Marketed Globally Marketed Globally Approved Outside U.S., BLA filed in U.S. 2027 Potential Revenue Projection of ~$1B ~60% Additional 2018 expected target starts

Strategy To Accelerate ENHANZE ® Growth Advance Current Partner Targets … … And Sign New Partner Agreements Currently Partnered with 8 of the World’s 50 Largest Drug Companies ENHANZE Potential in Oncology, Rare Diseases, Blood Disorders, CNS… More Approvals Lead to More Inquiries Current Plan: 9 Targets in Development in 2018 Potential Approval for Herceptin BLA in March 2019 Line of Sight to 4 Targets Entering Development 2019 Available Target Slots Based on Contract Signing: 2015-Today:15 Pre-2015: 7

PEGPH20

Tumor HA Overexpression Associated with Shorter Survival in Pancreas Cancer

Retrospective Evaluation of Pancreatic Cancer Survival in ~50 Patients[1]



HA
100
75
50
25
0
Percent survival
0
12
24
36
48
60
72
84
96
108
Time (months)
HA-Low Median Survival: 24.3 months
Low HA
High HA
HA-High Median Survival: 9.3 months
H.R. 2.6
p=0.037

[1] Whatcott et al: Clin Cancer Res 2015, 21:3561-3568. HA staining by HABP. Scoring algorithm assessed percent staining and intensity.

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PEGPH20 Targets Hyaluronan (HA) in the Tumor Microenvironment PEGPH20 In HA-High Tumor Animal Models, Removal of HA by PEGPH20 Demonstrated to: Decrease intratumoral pressure Decompress vasculature Increase perfusion Increase access for therapeutics Increase access for immune cells

1 Provenzano, et al. Cancer Cell. 2012,21(3):418. PEGPH20 Targets and Degrades Hyaluronan Before PEGPH201 Hard Fibrotic Hypovascular MPA#1 + Gemcitabine After PEGPH201 Soft Cellular Hypervascular

1 SEER 18 2006-2012, Globocan 2012, DRG Epidemiology data. 2 Halozyme estimates for HA-High %. 3 DRG Epidemiology data, Halozyme internal estimates. ~$1B Potential Opportunity in Pancreas Cancer Annual Diagnosed Metastatic Pancreatic Ductal Adenocarcinoma (PDA) U.S. and EU 51 Estimated Number of HA-High Patients 35-40% of Population2 65,000 25,000 ~$1B ~$1B Potential Sales Opportunity in HA-High Metastatic PDA3

PEGPH20 Pancreas Cancer Program De-risking Event Timeline 2013 HALO-202, Phase 2 randomized, controlled study initiated PEGPH20 plus Abraxane (A)and gemcitabine (G) versus AG 2016 Stage 1 HALO-202 data utilized to establish Companion Diagnostic algorithm and cutpoint Initiated Phase 3 HALO-301 study 2017 Stage 2 Data HALO-202 data utilized to validate companion diagnostic HAL0-202 data presentations: ASCO and JCO 2018-2019 Project to achieve target PFS events between December 2018 and February 2019, with data to follow

Encouraging Data with PEGPH20 plus AG Dr. Kenneth Yu, Investigator Trial presented at ASCO 2018 All patients received PEGPH20, Abraxane, gemcitabine and rivaroxaban Primary endpoint: rate of TE events. No Grade 3/4 events reported Secondary endpoints: 80 60 40 20 0 –20 –40 –60 –80 –100 Change (%) 73 12.9 5 0 –8 –10.9 –11 –24.2 –24.5 –31.7 –31.7 –32.4 –33.3 –37 –38.5 –40.2 –40.6 –41 –41.1 –44 –50.7 –52.1 –61.4 –64 –100 C2 C2 C2 C2 C2 C4 C2 C6 C4 C2 C8 C6 C6 C2 C4 C6 C2 C4 C4 C6 C8 C8 C4 C2 C2 Response rate 57% Median PFS 8.4 months n=28 Median OS Not reached Bleeding rate 7%

HALO-301: Pancreas Cancer Randomized (2:1 PAG:AG), double-blind, placebo-controlled, global Projected to achieve target number of PFS events between December 2018 and February 2019, triggering final data collection, cleaning and interim analysis PEGPH20 + ABRAXANE® + gemcitabine (PAG) ABRAXANE® + gemcitabine (AG) + placebo 1L Metastatic PDA High-HA patients N=420-570 Primary Endpoints: Progression-Free Survival (PFS) Overall Survival (OS) Global Phase 3 Trial Enrolling in 22 Countries

Tumor Combination Eribulin (Halaven®) Eisai led Pembrolizumab (Keytruda®) Atezolizumab (Tecentriq®) Roche Atezolizumab (Tecentriq) Breast Cancer Gastric Cancer, NSCLC Pancreas Cancer, Gastric Cancer Gall Bladder Cancer, Cholangiocarcinoma Chemotherapy Checkpoint Inhibitors Enrollment Closed Enrollment Closed Phase 1b Dose Finding Started 2H 2017 Pan-tumor Testing of PEGPH20 Phase 1b Dose Expansion Initiated Q3 2018 Data Update in 20183 Data Update in 20181,2 1 No further clinical development planned on the Phase 2 portion of this study. 2 Data presentation at ESMO 2018. 3 No further testing of PEGPH20 with single agent Keytruda in gastric cancer and NSCLC planned. Status Next Update

Halozyme Outlook

ENHANZE®	PEGPH20
~30% CAGR in Projected Royalty Revenue to 2027	**Near-term Phase 3 Data in ~$1B potential Global Pancreas Indication**
Potential ~$1B annual Royalty Revenue Projection in 2027	Pan-tumor Data in Breast Cancer and Pancreas Cancer at ESMO

FINANCIAL

$310-320M Projected YE 2018 Cash

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Building a Premier Oncology Biotech Dr. Helen Torley, President and CEO September 2018